UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 7, 2006

                     MEDICAL MAKEOVER CORPORATION OF AMERICA
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             (Exact name of registrant as specified in its charter)

 Delaware                           000-11596                    20-0799349
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(State or other            (Commission File Number)       (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)

     500 Australian Avenue South, Suite 619, West Palm Beach, Florida 33401
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 651-4146


                                       N/A
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         (Former name or former address, if changed since last report.)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (a.) and (b.) On July 7, 2006, Stephen H. Durland resigned his position as acting Chief Executive Officer, and Director of Medical Makeover Corporation of America (the Company"). At the time of the resignation there was no disagreement between Mr. Durland and the Company and the resignation was solely for personal reasons.

     (c.) and (d.) On July 7, 2006, two (2) new directors were added pending the next annual meeting for the election of directors. Existing director, Stephen H. Durland, nominated and appointed Robert V. Rudman and Douglas P. Martin to serve as Directors until the next shareholder election of directors. Following acceptance of the directorships Mr. Rudman was appointed Chief Financial Officer and Mr. Martin was elected as President and Chairman of the Board of Directors.

     Following this action, on July 7, 2006 Mr. Durland resigned as a Director as outlined in (a.) and (b.) above, effective immediately.

Robert Rudman, Chief Financial Officer, Secretary and Treasurer. Mr. Rudman, a Canadian citizen, is the Chairman of SmarTire Systems Inc. of Richmond, British Columbia, Canada. He is a Canadian Chartered Accountant with seventeen years of experience assisting public companies. Mr. Rudman joined SmarTire in 1993 as the Chief Financial Officer after serving as an independent financial consultant for several months. He became the President of SmarTire in 1996, and then Chairman and Chief Executive Officer in 1999. Prior to joining SmarTire, Mr. Rudman was a partner in a consulting firm providing professional assistance to publicly traded companies. Mr. Rudman became a Chartered Accountant in 1974 and worked with Laventhol & Horwath and Price Waterhouse & Co. in Winnipeg, Manitoba. In addition to his Chartered Accountancy degree, Mr. Rudman holds a Bachelor of Arts degree from Lakehead University in Thunder Bay, Ontario.

Douglas P. Martin, age 42, Director, President and Chairman of the Board. Prior to entering the business field, Mr. Martin, a Canadian citizen, attended schools in Canada as part of his formal education, including the receipt of a degree from Sir Sanford Fleming College and advanced credits from the University of Guelph. Mr. Martin is the Chairman and Sole Shareholder of D.P. Martin & Associates, Inc., Palm Beach County, Florida. For more than five (5) years, Mr. Martin and D.P. Martin & Associates, Inc. have established a network of business and financial investors, and with this extensive network serves as a business consultant to a wide variety of public and private companies in the United States market.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MEDICAL MAKEOVER CORPORATION OF AMERICA




July 7, 2006            By:     /s/ Douglas P. Martin
                                --------------------------
                                Name: Douglas P. Martin
                                Title: President